UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06111

The Mexico Equity and Income Fund, Inc.
 (Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Mr. Arnulfo Rodriguez
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(866) 700-6104
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2017

Date of reporting period:  January 31, 2017

Item 1. Reports to Stockholders.

The Mexico Equity
and Income Fund, Inc.

Semi-Annual Report

January 31, 2017

The Mexico Equity and Income Fund, Inc.
Report of Pichardo Asset Management (“PAM”),
The Investment Adviser

Dear Fund Stockholders:

We are pleased to present the semi-annual report for The Mexico Equity and Income Fund, Inc. (the “Fund”) for the six-month period ended January 31, 2017.

I. INTRODUCTION

As of the Fund’s semi-annual period ended January 31, 2017, following lackluster global economic performance in 2016, economic activity is expected to pick up in 2017 and 2018. However, given uncertainty surrounding the policy stance of the current U.S. administration and its global ramifications, the International Monetary Fund (IMF) mentions the possibility of a wide dispersion of outcomes around its estimates in a publication titled “A Shifting Global Economic Landscape”, dated January 16, 2017.

In this context, Mexico’s economic growth remained resilient in 2016, as Gross Domestic Product (“GDP”) grew by 2.3%, close to its 24-year average of 2.6%, on the back of strong performance from the services sector driven by higher employment (733,000 new jobs were created), higher credit (+13.3% real growth in loans to the private sector in 2016), low prices (annual inflation of 3.36% in 2016), and above-average remittances (US$ 26.97 billion; an 8.8% increase in 2016). (Source: INEGI; Banxico).

According to BANXICO’s February 23, 2017 minutes, and given the recent policy proposals of the current U.S. administration, measures may be implemented that could adversely impact Mexico’s projected GDP growth, which has already been revised down. Meanwhile, BANXICO has continued to strengthen macroeconomic fundamentals, as detailed by its latest monetary policy decision report.

Mexican companies managed to deal with a tough and uncertain environment in 2016 to deliver sound results, mainly in the fourth quarter of the year when EBITDA, earnings before interest, taxes, depreciation and amortization, registered 5-year highs.

The 2016 financial reports of companies in the Fund’s portfolio, on an aggregate basis, was relatively positive when compared to the 2015 calendar year, with 14.8% growth in Sales, 14.3% in EBITDA and 22% in net income; while ex-America Movil, the reporting figures were 17.1%, 27.9% and 44.6% respectively, according to figures reported to the Mexican Stock Exchange. In the industrial and telecommunication sectors, net income was negatively impacted by the Mexican peso loss. (Source: Bloomberg; PAM).

THE MEXICO EQUITY AND INCOME FUND, INC.

Overall, the sectors that registered the higher operating margins growth, EBIT, earnings before interest and taxes, compared to 2015 were utilities and materials; and, the lower EBIT growth was shown by Telcos with 15.8% in 2015 vs. 11.2% in 2016.

3-year average ROIC or ROE shows 9.6% growth, on an aggregate basis; whereas free cash flow yield (FCF Yield) stood 3.5% on average in 2016. Auto components and Telcos presented 11.9% and 8.3% FCY yield at end of the calendar financial reporting versus the 2015 calendar year. The annual distribution policy of companies reinvested in the Fund’s portfolio, including America Movil (AMX), on an aggregate basis was approximately 4.8% measured as of 4Q’ 2016.

Despite uncertainty regarding unpredictable policy stimuli, particularly for 2017, foreign investment flows into the Mexican equity market were notably positive in 2016, totaling US$ 9.5 billion compared to US$ 3.6 billion in 2015, and US$ 697 million in January of 2017, according to BANXICO.

PAM’s quality portfolio management was challenged by assumptions of a changing policy mix under the current U.S. administration, asset rotation and foreign flows hitting mostly indexed-large caps –regardless of their valuation- resulting in the Fund’s -13.15% return or a 542 basis point underperformance versus the MSCI-Mexico Index -7.73% return for the six month period ended January 31, 2017, according to PAM’s assessment report and Bloomberg data.

II. FUND PERFORMANCE

It should be noted that the Fund’s Net Asset Value per share (the “NAV”) Average Annual Returns for the three, five, and ten year periods ended January 31, 2017 show a U.S. Dollar excess return of 106, 634, and 256 bps, respectively. (Source: PAM). The Fund registered a 11.70% total annual average U.S. Dollar return, including dividends reinvested, an excess return of 233 basis points on an annual basis, for 26-years,  since the Fund’s inception on August 30, 1990, when compared to the Morgan Stanley Mexico-Index 9.37% total annual average U.S. Dollar return. We believe that the long term excess returns can be attributed the Fund’s disciplined, fundamental, and de-indexed strategy. (Source: Thomson Reuters).

The Fund’s closing market price of US$ 9.22 (on the New York Stock Exchange) as of January 31, 2017 decreased -14.5% for the six month period ended January 31, 2017, registering a discount of -13.91% to the Fund’s NAV of US$ 10.71, compared to a discount of -14.77% at January 31, 2016. (Source: U.S. Bancorp).

During the six month period ended January 31, 2017, a total of 82,941 shares were repurchased at an average price of US$ 10.64 amounting to US$ 882,728. The Fund’s total net assets amounted to US$ 78,696,926 compared to US$ 91,406,535 at January 31, 2016. (Source: U.S. Bancorp).

THE MEXICO EQUITY AND INCOME FUND, INC.

Source: U.S. Bancorp[1]; Thomson Reuters[2]; PAM[3]; MSCI[4]; Bloomberg.

Performance calculation assumes the Fund’s dividends and distributions are reinvested at the closing NAV on the dividend ex-date and takes into account dilution resulting from prior stock dividends. The NAV calculation of the Fund’s performance figures may differ from other financial sources, such as Bloomberg.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate earning that an investor’s shares, when sold, may be worth more or less than their original cost. Performance data as of the most recent month end may be obtained by calling U.S. Bancorp Fund Services, LLC, at (414) 765-4255 or by consulting the Fund’s web page: www.mxefund.com.

III. FUND’S INVESTMENT STRATEGY

The Fund’s strategy adheres to a de-indexed approach with the benchmark, whose top ten constituents had a weight of 72% at the end of the Fund’s semi-annual period, with one telecommunication company weighing 14.7%, one staples company weighing 11.7%, and one cement related company weighing 9.0%. (Source: PAM, Bloomberg).

The main sensitivity analysis and investment themes are as follows:

i)
Our models have been adjusted to reflect companies’ higher cost of equity from 11% to 12% derived from higher risk-free rates, albeit temporarily, according to IMF and BANXICO, and higher equity risk premiums.

ii)
We ran a projected total earnings yield (EY), sensitivity analysis (inverse of share market price to 2017 forward 12-months earnings per share ratio + annual distribution) of the Fund’s portfolio assets to validate their minimum required total EY following a cumulative 300 basis points hike in

THE MEXICO EQUITY AND INCOME FUND, INC.

the reference rate (to 6.25% from 3.25%) by BANXICO since September 2015. We have substantially reduced or eliminated companies whose EY falls short as valuations should continue to be de-rated in line with a new higher interest rates cycle.

iii)
We have also included three investment themes in the Growth asset class category, as classified by PAM, (62.55% weight at the end of the Fund’s semi-annual period). The Fund has maintained assets that have shown consistent profitability and revenue metrics: i) FCF – free cash flow yield, ii) ROIC – a consistent return on invested capital, and ROE for Banks, as well as low book-value metric, and iii) U.S. Dollar revenues given significant Mergers & Acquisitions (M&A) activity abroad at relatively lower valuations resulting in currency-generating assets in U.S. Dollars or Euros.

iv)
The Investment Yield asset class category, as classified by PAM (dividends + share repurchase), which has a 21.7% weight, will likely continue to favor airports and companies with an annual distribution policy.

v)
The Special Situations asset class category’s 6.3% weight is mainly related to value stocks whose main characteristic is “oversold & small cap” due mainly to current conceptual NAFTA negotiations, especially with respect to the real estate, auto parts, and petrochemical sectors. We continue to search for liquid value stocks.

For the Fund’s six-month period ended January 31, 2017, the top ten stocks in the Fund’s portfolio accounted for 56.4% of the total assets of the Fund. The three largest contributors and detractors classified by industry, were:

•	Contributors: Construction Materials 0.77%; Telecommunication Services 0.72%; and Metals & Mining 0.29%. (Source: PAM, Bloomberg).
•	Detractors: Transportation Infrastructure -2.69%; Banks -1.61%; and Beverages -1.41%. (Source: PAM, Bloomberg).

IV. THE MEXICAN ECONOMY

Positive economic performance in 2016 was underpinned for a second consecutive year by strong private consumption, with a softening but still resilient consumption at the writing of this report. Private consumption is expected to slow in 2017, mainly as the result of higher prices. Investment, the other demand component, reflects low growth. Agricultural activities also made a positive contribution to GDP growth. On the other hand, secondary activities (industrial activities) were negatively impacted by a -6.4% decline in mining and a -5% decline in oil production. Manufacturing activities and construction grew 1.3% and 1.8%, respectively in 2016 compared to the previous year. (Source: INEGI).*

Mexico’s public finances have been a sensitive topic for investors throughout 2016 and have caused concerns among the main rating agencies. Nonetheless, 2016 data was positive. Total public sector requirements posted a 2.9% deficit equivalent of GDP, slightly below the government’s 3% target, benefitted from the government’s efforts to contain expenses, higher tax income, and BANXICO’s transfer of US$ 12.6 billion, or approximately 1.1% of GDP. (Source: SHCP).*

THE MEXICO EQUITY AND INCOME FUND, INC.

Total gross government debt levels, which have increased from 38% in 2012 to 54% in 2016, remain manageable when compared to other developed and emerging countries, according to BANXICO.

The Balance of Payments report shows a capital account of US$ 35.89 billion similar to that of 2016, boosted by investment flows to financial markets, and a 22% increase in foreign direct investment of US$ 27.5 billion in 2016 compared to 2015. The prior offset the US$ 27.9 billion Current Account deficit (2.7% of GDP), which was better than expectations of 3% of GDP. (Source: Banxico).*

* For further information, please refer to: “Macro Long-Term View” report at the end of this letter.

V. CLOSING REMARKS

Mexico’s commitment to being a free economic market leader in the Emerging Market universe gained traction in the 1980’s, as shown in the macro long-term view at the end of this report.

Mexico’s leadership began with the country’s adherence to the General Agreement on Tariffs and Trade (GATT) in 1986, followed by the privatization of the banking sector in 1991, BANXICO’s independence in 1993, the NAFTA agreement in 1994, and 12 free trade agreements with 46 countries; 32 treaty agreements for the promotion and protection of investments with 33 countries; and 9 limited scope treaty agreements with ALADI, Latin American Integration Association.

Mexico’s long-awaited industrial transformation was undoubtedly spearheaded by the 2014 Structural Reform, which includes 11 reforms, in particular a far-reaching Energy Reform that is seen as key to the country’s long-term development.

Thus, during the month of December, 8 out of the 10 oil-deep drilling blocks auctioned were awarded, which will result in an investment of US$ 34.4 billion over the next 35 years. A noteworthy aspect of this auction is Pemex’s first ever participation with a global partner (farm-out), which resulted in the TRION field, in the Gulf of Mexico, being awarded to the Australian company BHP Billiton. They will own 60% of the project and operate the consortium. BHP Billiton offered the highest bid of US$ 624 million, in addition to the minimum contribution of US$ 570 million requested by CNH National Hydrocarbon Commission. This resulted in a total investment from BHP Billiton of US$ 1.19 billion in the project over the next four years which means Pemex will not have to make any capital expenditure in relation to the project during that period. (Source: CNH).*

Mergers and Acquisitions activity has made Mexican companies internationally competitive and they also have a lot of experience operating in times of financial distress.*

* For further information, please refer to: “Macro Long-Term View” report at the end of this letter.

Finally, we believe that active management rather than being a buyer of the benchmark makes a case for investing in Mexican equities for the long-term in view of attractive bottom-up stories and potential winners from changes in the U.S. policy. We favor local –in the value-Small and Mid caps; airliners & toll road concessions, with particular financing schemes and high FCF yield, as well as transformational stories in the staples industry with diversified business niches outside Mexico. Utilities –gas, electricity co–generation and petrochemical unique public story is also favored at the writing of this report.

THE MEXICO EQUITY AND INCOME FUND, INC.

We expect the re-negotiation of North American Free Trade Agreement (NAFTA) among Canada, the U.S. and Mexico likely to have a revision of its rules of origin. Noteworthy, the Mexican government’s statement that nothing will be negotiated unless all sensitive topics, like immigration, energy and e commerce are also negotiated.  We believe that there is widespread confidence that the essence of NAFTA will prevail. (Please see page 19 on Commerce Patterns with U.S. & External Accounts included in our macro long-term view report at the end of this letter).

We continue to focus on enhancing our in-house quarterly financial data and models prepared by a dedicated team of analysts in order to continue to provide the Fund’s long-term stockholders with consistent top quality portfolio management.

Sincerely yours,

Eugenia Pichardo, Fabiola Molina & Arnulfo Rodriguez
Portfolio Managers

The information provided herein represents the opinion of Pichardo Asset Management not the Fund’s Board of Directors’, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255 or visiting www.mxefund.com. Read it carefully before investing.

All investments involve risk. Principal loss is possible. Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulations and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity and other factors. These risks are greater in the emerging markets. Stocks of small-and-mid-capitalization companies involve greater volatility and less liquidity than larger-capitalization companies.

Investing in Foreign Securities

Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) relatively higher price volatility, lower liquidity and the small market capitalization of Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment; (4) political, economic and social risks and uncertainties (5) higher rates of inflation and interest rates than in the United States.

Diversification does not assure a profit or protect against a loss in a declining market.

The Portfolio Securities are denominated in pesos. As a result, the Portfolio Securities must increase in market value at a rate in excess of the rate of any decline in the value of the peso against the U.S. dollar in order to avoid a decline in their equivalent U.S. dollar value.

THE MEXICO EQUITY AND INCOME FUND, INC.

The Fund’s holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings. Current and future portfolio holdings are subject to risk.

The Fund may have a higher turnover rate, which could result in higher transaction costs and higher tax liability, which may affect returns.

Earnings growth is not a measure of the Fund’s future performance.

Definitions

•
America Movil is the leading provider of integrated telecommunications services in Latin America. Through the development of a world-class integrated telecommunications platform, offer its customers a portfolio of value added services and enhanced communications solutions in 25 countries in America and Europe. At December 31, 2016, the company had 363.5 million access lines, including 280.6 million wireless subscribers, 33.7 million landlines, 27.0 million broadband accesses and 22.2 million PayTV units. In Latin America, America Movil operates under the brands: Telmex, Telcel and Claro.

•
The International Monetary Fund (IMF) is an international organization headquartered in Washington, D.C., of 189 countries working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

•
Banxico: Banco de Mexico is the central bank of Mexico. By constitutional mandate, it is autonomous in both its operations and management. Its main function is to provide domestic currency to the Mexican economy and its main priority is to ensure the stability of the domestic currency’s purchasing power.

•
MSCI Mexico – Index: The Morgan Stanley Capital International Mexico Index is a capitalization-weighted index that monitors the performance of Mexican stocks. The MSCI Mexico Index is a free-float weighted equity index. It was developed with a base value of 100 as of December 31, 1987.

•
MEXBOL, or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted index of the leading stocks traded on the Mexican Stock Exchange. The index was developed with a base level of 0.78 on October 30th, 1978.

•	Basis point (bps) is one hundredth of a percentage point (0.01%).
•
The net asset value per share (NAV) is calculated as the total market value of all the securities and other assets held by a fund minus total liabilities divided by the total number of common shares outstanding. The NAV of an investment company will fluctuate due to changes in the market prices of the underlying securities.

•
The market price of the common share of a closed-end fund is determined in the open market by buyers and sellers, and is the price at which investors may purchase or sell the common shares of a closed-end fund, which fluctuates throughout the day. The common share market price may differ from the Fund’s Net Asset Value; shares of a closed-end fund may trade at a premium to (higher

THE MEXICO EQUITY AND INCOME FUND, INC.

than) or a discount to (lower than) NAV. The difference between the market price and NAV is expressed as a percentage that is either a discount or a premium to NAV.
•	References to other funds should not be considered a recommendation to buy or sell any security.
•
GDP: Gross Domestic Product. The monetary value of all the finished goods and services produced within a country’s borders in a specific period of time, although GDP is usually calculated on an annual basis. It includes all private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

•
PEMEX: Petroleos Mexicanos is the Mexican state-owned oil company created in 1938. PEMEX is the seventh crude oil producer worldwide and the eleventh most integrated company. In Mexico, it is the sole producer of crude oil, natural gas and refined products, the most important source of government income and the country’s most important company.

•	SHCP: Secretaria de Hacienda y Credito Publico, is the Ministry of Finance.
•	INEGI: The National Institute of Statistics and Geography.
•	Free Cash Flow: is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures.
•
Earnings before Interest, Taxes, Depreciation & Amortization (EBITDA), is one indicator of a company’s financial performance, and is used as a proxy for the earnings potential of a business, although doing so has its drawbacks. EBITDA strips out the cost of debt capital and its tax effects by adding back interest and taxes to earnings.

•	Free Cash Flow Yield: is an overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share.
•
Return on Invested Capital (ROIC), a calculation used to assess a company’s efficiency at allocating the capital to profitable investments. Return on invested capital gives a sense of how well a company is using its money to generate returns.

•
Return on Equity (ROE): the amount of net income returned as a percentage of shareholder’s equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

•	Dividend Yield: a financial ratio that indicates how much a company pays out in dividends each year relative to its share price.
•
The General Agreement on Tariffs and Trade (GATT) was a pact between more than 100 countries, including the United States, to substantially lower tariffs and other barriers to trade. The agreement was signed in October of 1947 and took effect in January of 1948. It has been updated several times since its original signing, but hasn’t been active since 1994.

•
The North American Free Trade Agreement (NAFTA) created one of the world’s largest free trade zones and laid the foundations for strong economic growth and rising prosperity for Canada, the United States, and Mexico.

THE MEXICO EQUITY AND INCOME FUND, INC.

•
Trion Field: Part of a larger area of oil deposits known as the “Perdido” trend, it was discovered in 2012 and is thought to contain about 485 million barrels of commercial reserves. It is expected to cost about $11 billion to develop the field, with capital expenditures of $7.5 billion from Mexico’s oil regulator, the National Hydrocarbons Commission.

•
CNH: National Hydrocarbons Commission: the CNH was created on November 28, 2008 as a body with technical autonomy to regulate and supervise the exploration and extraction of hydrocarbons in Mexico. The CNH was formally installed on May 20, 2009, following the appointment of its governing body.

THE MEXICO EQUITY AND INCOME FUND, INC.

Pichardo Asset Management
Independent Portfolio Management Firm

Macro Long-Term View

THE MEXICO EQUITY AND INCOME FUND, INC.

Mexico could face important challenges in 2017. It is noteworthy that, historically, the Mexican economy has quickly recovered from crises such as those that occurred in 1994 and 2008.

Mexico has shown contained inflation in recent years, in spite of the Mexican peso’s depreciation. The inflation spirals observed in the 80’s have been avoided since the country’s adherence to General Agreements on Tariffs and Trade (GATT) made the economy more competitive.

THE MEXICO EQUITY AND INCOME FUND, INC.

U.S. Federal Funds rate hikes have resulted in a significant strengthening of the U.S. dollar (see next graphic).

Cycles of U.S. dollar appreciation against other currencies seem to last 5 to 7 years. The current cycle began in 2011 and may remain linked to Federal Reserve monetary policy normalization.

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexican peso has been vulnerable to global crises. Since the end of 2015, it has been affected by the normalization of US monetary policy and by the U.S. Presidential Elections.

THE MEXICO EQUITY AND INCOME FUND, INC.

On March 6th, Mexico’s Central Bank offered $1 billion USD worth of foreign exchange hedges, thus anchoring the Mexican peso to a stable and moderate rate of depreciation up to March 2018.

Producer prices have been quite vulnerable to the depreciation of the Mexican peso and electricity price increases. The recent increases in gas and energy prices could push consumer prices further upwards during the year.

THE MEXICO EQUITY AND INCOME FUND, INC.

Mexico’s Central Bank (Banxico) has raised its reference rate by 325 basis points to 6.25% since December 2015. To avoid further pressures on price levels, it will follow the movements in the U.S. Federal Reserve reference rate.

The Mexican currency’s depreciation makes the stock market trade at an important discount. Recent stock market adjustments have erased the case for an expensive Mexican index.

THE MEXICO EQUITY AND INCOME FUND, INC.

THE MEXICO EQUITY AND INCOME FUND, INC.

Almost every economic sector posted growth in 2016. The only activity that showed a clear contraction was mining, which is highly dependent on oil extraction.

THE MEXICO EQUITY AND INCOME FUND, INC.

Mexico’s labor market continues to show encouraging signs, and could continue to support domestic consumption.

THE MEXICO EQUITY AND INCOME FUND, INC.

The U.S. does a similar amount of trade with China, Mexico, and Canada (around USD 550 billion), but trade with China resulted in a USD 347 billion deficit, while trade with Mexico and Canada create much smaller deficits for the U.S. (USD 65 and 11 billion, respectively).

Many U.S. states are highly dependent on trade with Mexico.

THE MEXICO EQUITY AND INCOME FUND, INC.

The Balance of Payments report shows that during 2016, the Capital Account surplus more than covered the Current Account deficit. Also, Mexico holds more than enough International Reserves to cover the deficit if this were to change. Finally, the Flexible Credit Line extended by the International Monetary Fund has not yet been used.

THE MEXICO EQUITY AND INCOME FUND, INC.

Remittances continue to be the brightest component in the country’s current account, while the size of interest payments on foreign debt remains cause for concern.

Portfolio investments have trended lower since 2013, a phenomenon that has not been exclusive to Mexico, but rather present all over the world. However, foreign direct investment displays healthy figures, favored by Mexico’s 2014 structural reforms.

THE MEXICO EQUITY AND INCOME FUND, INC.

Mexico’s Gross Debt represents 54% of GDP, which compares favorably to many other Organization for Economic Cooperation and Development (OECD) Countries.

Mexico’s energy reform continues to yield positive results: The winners of round 1.4 are expected to invest around $42 billion as they develop the fields over the coming 20 years.

THE MEXICO EQUITY AND INCOME FUND, INC.

DEFINITIONS:

SPREAD, the difference between the yields of two bonds with differing credit ratings.

BASIS POINTS (BPS), refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).

P/E Ratio, the price-earnings ratio (P/E Ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

MBONO, Bonds issued by the Mexican federal government in the money market with the dual purpose of raising funds and regulating the money supply. Debt securities placed in a primary offering among the investor public. They are characterized by their liquidity in the secondary market.

UMS (United Mexican States Bonds) are issued by the Mexican government in foreign markets and in foreign currencies (although some could be issued in Mexican pesos).

CETE, Mexican Federal Treasury Certificates (CETES) Bonds made out to the bearer issued by the Federal Government since 1978 the nominal value of which must be paid at maturity. This instrument was issued in order to influence the regulation of the money supply, finance production investment and encourage the healthy working of the securities market.

The information contained herein reflects the opinion of “Pichardo Asset Management” and as such should not be taken to be fundamental analysis or a decision-making model. Neither should the information be interpreted as a solicitation, offer or recommendation to buy or sell financial securities. It is also subject to changes without prior notification and estimates cannot be guaranteed.

The returns mentioned herein represent past gains. Past returns to do not guarantee future gains. The investment yield and principal value of an investment will fluctuate such that when stock is redeemed the value may be higher or lower than the original cost. The current return of the funds may be higher or lower than the yield mentioned herein.

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (million US$)	2016	2015	2014	2013	2012
Real GDP Growth (y-o-y)	2.36%	2.46%	2.25%	1.36%	4.02%
Industrial Production (y-o-y)	0.00%	0.95%	2.65%	-0.50%	2.86%
Trade Balance (US billions)	$-13.14	$-14.60	$-3.06	$-1.20	$0.02
Exports (US billions)	$373.93	$380.62	$396.91	$380.02	$370.77
Export growth (y-o-y)	-1.80%	-4.12%	4.40%	2.49%	6.11%
Imports (US billions)	$387.06	$395.23	$399.98	$381.21	$370.75
Import growth (y-o-y)	-2.1%	-1.2%	4.9%	2.8%	5.7%

Financial Variables and Prices
28-Day CETES (T-bills)/Average	4.16%	2.98%	2.99%	3.70%	4.29%
Exchange rate (Pesos/US$)Average	18.68%	15.88	13.31	12.77	13.15
Inflation IPC, 12 month trailing	3.36%	2.13%	4.08%	3.97%	3.57%

Mexbol Index
USD Return	-9.74%	-13.15%	-9.43%	-1.33%	28.97%
Market Cap- (US billions)	$252.77	$279.00	$326.32	$356.02	$370.74
EV/EBITDA	9.57	x	9.93	x	9.92	x	9.91	x	9.13	x

Fund’s NAV & Common Share
Market Price Performance
NAV’s per share	-14.88%	-6.90%	-3.45%	15.85%	47.13%
Share Price	-14.78%	-10.23%	-4.57%	19.24%	45.13%

Sources: Banamex, Banco de Mexico, Bloomberg, INEGI

THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets	January 31, 2017 (Unaudited)
(Calculated as a percentage of Total Investments)

Capital Development Certificates 2.5%
Short-Term Investments 6.0%
Investment Companies 0.8%
Common Stocks 90.7%

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments	January 31, 2017 (Unaudited)

MEXICO – 103.04%	Shares	Value

COMMON STOCKS – 94.25%

Airports – 6.07%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. – Series B	809,914	$3,455,830
Grupo Aeroportuario del Pacifico, S.A.B. de C.V. – Series B	170,900	1,324,109
		4,779,939
Auto Parts and Equipment – 1.09%
Rassini, S.A.B. de C.V.	231,822	855,652

Beverages – 5.66%
Arca Continental, S.A.B. de C.V.	292,984	1,580,584
Coca-Cola Femsa, S.A.B. de C.V. – Series L	133,487	828,249
Fomento Economico Mexicano, S.A.B. de C.V. – Series UBD	272,011	2,046,066
		4,454,899
Building Materials – 1.59%
Cemex, S.A.B. de C.V. – Series CPO (a)	1,351,490	1,248,217

Chemical Products – 8.24%
Alpek, S.A.B. de C.V. – Series A	1,639,637	1,886,249
Mexichem, S.A.B. de C.V.	1,941,339	4,600,713
		6,486,962
Construction and Infrastructure – 6.49%
Promotora y Operadora de Infraestructura, S.A.B. de C.V. (a)	312,004	2,720,188
Promotora y Operadora de Infraestructura, S.A.B. de C.V. – Series L (a)	367,139	2,386,619
		5,106,807
Energy – 6.20%
Infraestructura Energetica Nova, S.A.B. de C.V.	1,105,524	4,879,923

Financial Groups – 16.89%
Banregio Grupo Financiero, S.A.B. de C.V. – Series O	434,501	2,413,003
Grupo Financiero Banorte, S.A.B. de C.V. – Series O	1,357,281	6,505,394
Grupo Financiero Inbursa, S.A.B. de C.V. – Series O	1,423,804	2,110,427
Grupo Financiero Santander Mexico, S.A.B. de C.V. – Series B	1,585,228	2,260,756
		13,289,580

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)	January 31, 2017 (Unaudited)

COMMON STOCKS (continued)	Shares	Value

Food – 5.92%
Gruma, S.A.B. de C.V. – Series B	281,458	$3,786,831
Grupo Bimbo, S.A.B. de C.V. – Series A	391,676	868,304
		4,655,135
Holding Companies – 1.30%
Grupo Carso, S.A.B. de C.V. – Series A-1	254,070	1,020,983

Hotels, Restaurants, and Recreation – 5.66%
Alsea, S.A.B. de C.V. – Series A	530,737	1,534,425
Grupe, S.A.B. de C.V. (a)	599,082	1,264,038
Grupo Hotelero Santa Fe, S.A.B. de C.V. (a)	3,619,000	1,653,874
		4,452,337
Mining – 8.24%
Grupo Mexico, S.A.B. de C.V. – Series B	1,807,251	5,419,977
Industrias Penoles, S.A.B. de C.V.	45,074	1,065,902
		6,485,879
Real Estate Services – 2.49%
Corporacion Inmobiliaria Vesta, S.A.B. de C.V.	1,772,503	1,956,651

Retail – 11.59%
El Puerto de Liverpool, S.A.B. de C.V. – Series C – 1	214,548	1,353,740
Grupo Comercial Chedraui, S.A. de C.V.	313,297	577,061
Grupo Sanborns, S.A.B. de C.V. – Series B – 1	1,635,891	1,626,987
Organizacion Soriana, S.A. de C.V. – Class B (a)	118,804	250,842
Wal-Mart de Mexico, S.A.B. de C.V.	3,003,209	5,314,140
		9,122,770
Telecommunication – 6.82%
America Movil, S.A.B. de C.V. – Series L	8,514,552	5,365,105
TOTAL COMMON STOCKS (Cost $74,081,969)		74,160,839

CAPITAL DEVELOPMENT CERTIFICATES – 2.55%
Atlas Discovery Trust II (b)(c)	300,000	2,008,337
TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $1,460,703)		2,008,337

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (concluded)	January 31, 2017 (Unaudited)

	Principal
SHORT-TERM INVESTMENTS – 6.24%	Amount		Value
Mexican BANOBRA
0.000% Coupon, 5.645% Effective Yield, 02/02/2017 (d)	73,800,000	*	$3,538,442
Mexican INAFIN
0.000% Coupon, 5.542% Effective Yield, 02/01/2017 (d)	28,700,000	*	1,376,268
TOTAL SHORT-TERM INVESTMENTS (Cost $4,951,152)			4,914,710
TOTAL MEXICO (Cost $80,493,824)			81,083,886

UNITED STATES – 0.84%	Shares		Value

INVESTMENT COMPANIES – 0.84%
Morgan Stanley Institutional Liquidity Funds –
Government Portfolio – Institutional Class – 0.468% (e)	661,886		661,886
TOTAL INVESTMENT COMPANIES (Cost $661,886)			661,886
TOTAL UNITED STATES (Cost $661,886)			661,886

Total Investments (Cost $81,155,710) – 103.88%			81,745,772
Liabilities in Excess of Other Assets – (3.88)%			(3,048,846)
TOTAL NET ASSETS – 100.00%			$78,696,926

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Fair valued security. The total market value of this security was $2,008,337, representing 2.55% of net assets.
(c)	Illiquid security. The total market value of this security was $2,008,337, representing 2.55% of net assets.
(d)	Effective yield based on the purchase price. The calculation assumes the security is held to maturity.
(e)	The rate shown represents the 7-day yield at January 31, 2017.
*	Principal amount in Mexican pesos.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets & Liabilities	January 31, 2017 (Unaudited)

ASSETS:
Investments, at value (cost $81,155,710)	$81,745,772
Receivables for investments sold	2,104,320
Foreign currency (cost $5,449)	5,425
Interest Receivable	9
Other assets	23,686
Total Assets	83,879,212

LIABILITIES:
Payable for securities purchased	5,001,184
Advisory fees payable	53,250
Administration fees payable	24,294
NYSE fees payable	24,061
Audit fees payable	17,297
Custody fees payable	15,657
Fund accounting fees payable	11,709
Legal fees payable	8,219
Printing and mailing	7,709
Director fees and expenses payable	6,355
CCO fees and expenses payable	4,375
Transfer Agent fees and expenses payable	4,222
Accrued expenses and other liabilities	3,954
Total Liabilities	5,182,286
Net Assets	$78,696,926
Net Asset Value Per Common Share ($78,696,926 / 7,349,716)	$10.71

NET ASSETS CONSIST OF:
Common stock, $0.001 par value; 7,349,716 shares outstanding,
7,347,660 shares held in treasury (98,144,872 shares authorized)	$7,350
Paid-in capital	96,968,246
Accumulated undistributed net investment loss	(300,590)
Accumulated net realized loss on investments and foreign currency	(18,570,450)
Net unrealized appreciation on investments and foreign currency	592,370
Net assets	$78,696,926

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations	For the Six Months Ended January 31, 2017 (Unaudited)

INVESTMENT INCOME
Dividends(1)	$595,338
Interest	40,863
Total Investment Income	636,201

EXPENSES
Advisory fees (Note B)	393,717
Directors’ fees and expenses (Note B)	105,892
Administration fees (Note B)	52,405
Custodian fees (Note B)	35,328
CCO fees and expenses (Note B)	26,220
Legal fees	25,024
Fund accounting fees (Note B)	23,552
Printing and mailing fees	20,424
Insurance fees	19,044
Audit fees	17,296
NYSE fees	13,156
Transfer agent fees and expenses (Note B)	8,096
Miscellaneous	3,089
Total Expenses	743,243
NET INVESTMENT LOSS	(107,042)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments and foreign currency transactions	(9,083,485)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(2,809,123)
Net loss from investments and foreign currency transactions	(11,892,608)
Net decrease in net assets resulting from operations	$(11,999,650)

(1)	Net of $14,561 in dividend withholding tax.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	January 31, 2017	Year Ended
	(Unaudited)	July 31, 2016
DECREASE IN NET ASSETS
Operations:
Net investment income (loss)	$(107,042)	$95,471
Net realized loss on investments and foreign currency transactions	(9,083,485)	(6,600,139)
Net change in unrealized appreciation/(depreciation) in value
of investments and foreign currency transactions	(2,809,123)	(181,380)
Net decrease in net assets resulting from operations	(11,999,650)	(6,686,048)

Distributions to Shareholders from:
Net realized gains
Common stock	—	(4,160,192)
Preferred stock	—	(27,180)
Decrease in net assets from distributions	—	(4,187,372)

Capital Share Transactions (Note D):
Issuance of common stock for dividend	—	1,089,584
Redemption of preferred stock	—	(546,989)
Repurchase of common stock	(882,728)	(1,207,197)
Decrease in net assets from capital share transactions	(882,728)	(664,602)

Total decrease in net assets	(12,882,378)	(11,538,022)

Net Assets:
Beginning of period	91,579,304	103,117,326
End of period*	$78,696,926	$91,579,304
* Including accumulated undistributed net investment loss of	$(300,590)	$(193,548)

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,
	2017		For the Year Ended July 31,
	(Unaudited)		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$12.32		$13.79	$17.77	$17.91	$13.78	$13.26
Net investment income (loss)	(0.01)		0.01	(0.09)	0.01	(0.09)	(0.05)
Net realized and unrealized gains (losses) on
investments and foreign currency transactions	(1.62)		(0.92)	(2.14)	2.10	4.35	0.48
Net increase (decrease) from
investment operations	(1.63)		(0.91)	(2.23)	2.11	4.26	0.43

Less: Distributions
Dividends from net investment income	—		—	(0.01)	—	—	—
Distributions from net realized gains	—		(0.56)	(1.61)	(2.13)	(0.19)	—
Total dividends and distributions	—		(0.56)	(1.62)	(2.13)	(0.19)	—

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	0.02		0.03	—	0.00 (3)	0.06	0.09
Anti-dilutive effect of
Preferred Share Redemption	—		0.00 (3)	—	—	—	—
Dilutive effect of Reinvestment of
Distributions to the Fund’s Stockholders	—		(0.03)	(0.13)	(0.12)	—	—
Total capital share transactions	0.02		—	(0.13)	(0.12)	0.06	0.09

Net Asset Value, end of period	$10.71		$12.32	$13.79	$17.77	$17.91	$13.78

Per share market value, end of period	$9.22		$10.78	$12.11	$16.08	$15.84	$12.11
Total Investment Return Based on
Market Value, end of period(1)	(14.47)%		(6.35)%	(15.19)%	15.93%	32.55%	4.04%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$78,697		$91,579	$102,448	$120,386	$109,337	$86,970
Ratios of expenses to average net assets:	1.73	%(2)	1.89%	1.76%	1.79%	1.62%	1.57%
Ratios of net investment income (loss)
to average net assets:	(0.25	)%(2)	0.10%	(0.58)%	0.07%	(0.52)%	(0.42)%
Portfolio turnover rate	184.26%		167.08%	175.19%	134.98%	179.10%	277.48%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the closing market price on the dividend ex-date.  Total investment does not reflect brokerage commissions.

(2)	Annualized.
(3)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements	January 31, 2017 (Unaudited)

NOTE A:  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. Listed equity securities are valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the valuation time. If the security did not trade on the Primary Market, it shall be valued at the closing price on another comparable exchange where it trades at the valuation time.  If there are no such closing prices, the security shall be valued at the mean between the most recent highest bid and lowest ask prices at the valuation time. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. The Fund has a Valuation Committee comprised of independent directors which oversees the valuation of portfolio securities.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income. There was no allowance for uncollectible amounts at January 31, 2017.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2017 (Unaudited)

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Summary of Fair Value Exposure at January 31, 2017. The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2017 (Unaudited)

determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of January 31, 2017:

	Level 1*	Level 2*	Level 3**	Total
Equity
Airports	$4,779,939	$—	$—	$4,779,939
Auto Parts and Equipment	855,652	—	—	855,652
Beverages	4,454,899	—	—	4,454,899
Building Materials	1,248,217	—	—	1,248,217
Capital Development Certificates	—	—	2,008,337	2,008,337
Chemical Products	6,486,962	—	—	6,486,962
Construction and Infrastructure	5,106,807	—	—	5,106,807
Energy	4,879,923	—	—	4,879,923
Financial Groups	13,289,580	—	—	13,289,580
Food	4,655,135	—	—	4,655,135
Holding Companies	1,020,983	—	—	1,020,983
Hotels, Restaurants, and Recreation	3,188,299	1,264,038	—	4,452,337
Mining	6,485,879	—	—	6,485,879
Real Estate Services	1,956,651	—	—	1,956,651
Retail	9,122,770	—	—	9,122,770
Telecommunication	5,365,105	—	—	5,365,105
Total Equity	$72,896,801	$1,264,038	$2,008,337	$76,169,176
Short-Term Investments	$—	$5,576,596	$—	$5,576,596
Total Investments in Securities	$72,896,801	$6,840,634	$2,008,337	$81,745,772

*	There were no significant transfers between levels 1 and 2 during the period. Transfers between Levels are recognized at the end of the reporting period.
**	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2017 (Unaudited)

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of July 31, 2016	$2,494,332
Acquisition/Purchase	—
Sales	—
Realized gain	—
Change in unrealized appreciation (depreciation)(1)	(485,995)
Balance as of January 31, 2017	$2,008,337

(1)	Included in the net unrealized appreciation on investments and foreign currency on the Statement of Assets & Liabilities.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of January 31, 2017:

Impact to
Valuation from
	Fair Value	Valuation	Unobservable	an Increase in
	January 31, 2017	Methodologies	Input(1)	Input(2)
Capital Development Certificates	$2,008,337	Market	Liquidity	Decrease
		Comparables/	Discount
Sum of the Parts
Valuation

(1)
In determining these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments.

(2)
This column represents the directional change in the fair value of the Level 3 investment that would result from increases to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Disclosures about Derivative Instruments and Hedging Activities
The Fund did not invest in derivative securities or engage in hedging activities during the period ended January 31, 2017.

Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2017 (Unaudited)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributed to foreign currency gain reclassifications. For the year ended July 31, 2016, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Loss	$(289,019)
Accumulated Net Realized Loss	352,433
Paid-in Capital	(63,414)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and
(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2017 (Unaudited)

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2016 and July 31, 2015 were as follows:

Distributions paid from:	7/31/16	7/31/15
Ordinary Income	$—	$1,330,752
Long-Term Capital Gain	4,187,372	9,706,965
Total	$4,187,372	$11,037,717

As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$93,783,137
Gross tax unrealized appreciation on investments	6,604,407
Gross tax unrealized depreciation on investments	(7,456,276)
Net tax unrealized depreciation on investments	(851,869)
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Total distributable earnings	—
Other accumulated gains(losses)	$(5,427,151)
Total accumulated earnings(losses)	$(6,279,020)

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2016, for book and tax purposes, relates primarily to the deferral of losses related to wash sales.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2017 (Unaudited)

At July 31, 2016, the Fund had a tax basis capital loss which may be carried forward to offset future short term capital gains indefinitely in the amount of $2,381,491.  To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

At July 31, 2016, the Fund deferred, on a tax basis, late year losses of $193,548 and post-October losses of $2,568,551.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser is paid a base fee, accrued daily at the annual rate of 1.00%, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”) 12 month rolling average. The fee adjustment will be calculated using a monthly adjustment rate that is based upon the Fund’s relative performance to the Index. The performance adjustment rate will be positive (resulting in an upward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Fund exceeds the investment performance of the Index for the performance period multiplied by three (3) and will be negative (resulting in a downward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Index exceeds the investment performance of the Fund for the performance period multiplied by three (3).  Determinations of the performance adjustment rate (positive or negative) will be made in increments of 0.01% of differential performance.  As an example, if the Fund’s performance for the preceding 12 months exceeds the performance of the Index by 1.00%, the performance adjustment rate would be 3 x 0.01, which would result in a monthly fee equal to an annual rate of 1.03%. The performance adjustment rate will be limited to a 0.15% fee adjustment, positive or negative.

For the six months ended January 31, 2017, the Fund’s monthly investment performance ranged from 0.6% to (7.9)% above/(below) the monthly investment performance of the Index.  Accordingly, for the six months ended January 31, 2017 the net investment advisor fee consisted of the base fee of $429,042 and a net downward performance fee adjustment of $(35,325).

Effective January 1, 2015, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $35,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. As additional annual compensation, the Chairman of the Fund will receive $5,000, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Nomination Committee Chairman will receive $2,000. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2017 (Unaudited)

Hellerman receives annual compensation in the amount of $45,000. In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”) and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $155,081,069 and $157,982,524 respectively, for the six months ended January 31, 2017.

At January 31, 2017 approximately 103.0% of the Fund’s net assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D:  CAPITAL STOCK

During the six months ended January 31, 2017, the Fund purchased 82,941 shares of capital stock in the open market at a cost of $882,728.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.74%.

During the year ended July 31, 2016, the Fund purchased 109,636 shares of capital stock in the open market at a cost of $1,207,197.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.68%.

During the year ended July 31, 2015, there were no shares of stock repurchased under the guidelines set forth in the Fund’s stock repurchase program.

On December 8, 2015, the Board of Directors declared a stock dividend of $0.56 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholders. The Fund issued 113,378 shares of common stock to stockholders that did not elect the cash option, which amounted to $1,089,584.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (concluded)	January 31, 2017 (Unaudited)

On December 17, 2015 at the Annual Meeting of Stockholders of the Fund, the preferred stockholders, voting as a separate class, and the common and preferred stockholders, voting together as a single class, each approved an amendment to the Fund’s Articles Supplementary authorizing the elimination of the preferred stock.  Consequently, the Fund redeemed all 48,535 preferred shares outstanding at 98% of the Fund’s net asset value per common share as of the close of business on Friday, January 8, 2016. Since such net asset value was $11.50, the Fund paid each preferred stockholder $11.27 per share on or about February 10, 2016. The total amount of the redemption payment was $546,989.  The net asset value per share of the Fund’s stockholders was increased by approximately $0.001 per share as a result of this redemption.

Share Repurchase

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

NOTE E:  SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information	January 31, 2017 (Unaudited)

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-877-785-0376 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-877-785-0376. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In December 2016, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

NOTE 4:  INFORMATION ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (concluded)	January 31, 2017 (Unaudited)

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2016 was 0.00%. (unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%. (unaudited)

The Fund designates 0.00% of dividends declared for the fiscal year July 31, 2016 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. (unaudited)

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions	January 31, 2017 (Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bancorp Fund Services, ATTN: Ms. Casey Sauer, 615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund’s Common Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable in the Fund’s Common Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (concluded)	January 31, 2017 (Unaudited)

valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Stockholders Meeting	January 31, 2017 (Unaudited)

The Fund’s Annual Stockholders meeting was held on December 15, 2016, at the offices of U.S. Bancorp Fund Services LLC, 777 E. Wisconsin Avenue, Milwaukee, WI 53202. As of October 13, 2016, the record date, outstanding shares of common stock were 7,374,569. Holders of 6,476,989 common shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on one proposal. The stockholders elected two Directors to the Board of Directors.  The following table provides information concerning the matters voted on at the meeting:

I.	(A) Election of Directors – Common

		Votes For	Votes Withheld
	Gerald Hellerman	3,434,444	3,042,545

I.	(B) Election of Directors – Common

		Votes For	Votes Withheld
	Glenn Goodstein	3,436,684	3,040,306

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy	January 31, 2017 (Unaudited)

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”),
AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to
credit bureaus	Yes	No
For our marketing purposes –
to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes –
information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 785-0376

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (concluded)	January 31, 2017 (Unaudited)

What we do
Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)
How does the Fund, and the	To protect your personal information from unauthorized access and use,
Fund’s service providers, on the	we and our service providers use security measures that comply with
Fund’s behalf, protect my	federal law. These measures include computer safeguards and secured
personal information?	files and buildings.
How does the Fund, and the	We collect your personal information, for example, when you:
Fund’s service providers, on	• open an account
the Fund’s behalf, collect my	• provide account information
personal information?	• give us your contact information
• make a wire transfer
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund	January 31, 2017 (Unaudited)

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of six individuals, five of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that the Fund is not part of a fund complex.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Gerald Hellerman	1937	Director, Chief	Since	Managing Director of	Director, Crossroads
615 E. Michigan Street		Compliance	2013 / 15 years	Hellerman Associates	Capital, Inc. (f/k/a
Milwaukee, WI 53202		Officer		(a financial and corporate	BDCA Venture, Inc.);
				consulting firm) since 1993	Director, Emergent
				(which terminated activities	Capital, Inc. (f/k/a
				as of December 31, 2013).	Imperial Holdings,
Inc.); Director,
Ironsides Partners
Opportunity
Offshore Fund Ltd.
(2012-2016);
Director, MVC
Capital, Inc.;
Director, Special
Opportunities
Fund, Inc.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (continued)	January 31, 2017 (Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Phillip Goldstein	1945	Chairman	Since	Since its inception in 2009,	Director, Crossroads
Park 80 West, Plaza Two,			2014 / 16 years	Mr. Goldstein has been a	Capital, Inc. (f/k/a
250 Pehle Avenue,				member of Bulldog Investors,	BDCA Venture, Inc.);
Suite 708				LLC, the investment advisor	Chairman, Emergent
Saddle Brook, NJ 07663				of Special Opportunities	Capital, Inc. (f/k/a
				Fund, Inc. and the Bulldog	Imperial Holdings,
				Investors group of funds.	Inc.); Director,
				He also is a member of	MVC Capital, Inc.;
				Kimball & Winthrop, LLC,	Chairman, Special
				the managing general	Opportunities Fund,
				partner of Bulldog Investors	Inc.; Chairman,
				General Partnership, since	Brantley Capital
				2012. From 1992-2012,	Corporation (until
				Mr. Goldstein was a	2013); Director,
				member of the general	ASA Ltd. (until
				partners of several private	2013); Director,
				funds in the Bulldog	Korea Equity and
				Investors group of funds	Income Fund, Inc.
				and in 2012 became a	(until 2012).
member of Bulldog
Holdings, LLC, which
became the sole owner of
such general partners.

Glenn Goodstein	1963	Director	Since	Registered Investment	None
5650 El Camino Real,			2013 / 15 years	Advisor; held numerous
Suite 155				executive positions with
Carlsbad, CA 92008				Automatic Data Processing
until 1996.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (concluded)	January 31, 2017 (Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Rajeev Das	1968	Director	Since	Since 2004, Mr. Das has	None
68 Lafayette Avenue			2015 / 15 years	been a Principal of the
Dumont, NJ 07628				entities serving as the general
partner of the private
investment partnerships in
the Bulldog Investors group
of investment funds. Head
Trader of Bulldog Investors,
LLC, the investment
adviser to the Special
Opportunities Fund, Inc.,
since its inception in
2009. Treasurer of
Special Opportunities Fund,
Inc., from 2009-2014.

Richard Abraham	1955	Director	Since	Since 1998, Mr. Abraham	None
143 Colfax Rd			2015 / 1 year	has been self employed as
Havertown, PA 19083				a securities trader.

Maria Eugenia Pichardo	1950	Interested	Since	Portfolio Manager of the	None
Andres Bello No. 45 – 22 Floor		Director,	2014 / 6 years	Fund since the Fund’s
Col. Chapultepec Polanco		Officer,		Inception; President and
Del. Miguel Hidalgo		President	Indefinite / 12 years	General Partner, Pichardo
Mexico, CDMX (D.F.),				Asset Management, S.A. de
C.P. 11560				C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979-2002.

Luis Calzada	1965	Secretary	Indefinite / 5 years	Administrative and	None
Andres Bello No. 45 – 22 Floor				Compliance Director,
Col. Chapultepec Polanco				Pichardo Asset
Mexico, CDMX (D.F.),				Management S.A. de C.V.
C.P. 11560

Arnulfo Rodriguez	1962	Chief	Since 2016	Strategist and Debt Portfolio	None
Andres Bello No. 45 – 22 Floor		Financial		Manager, Pichardo Asset
Col. Chapultepec Polanco		Officer		Management, S.A. de C.V.
Mexico, CDMX (D.F.),				from January 2016-present;
C.P. 11560				Local Fixed Income Research
Vice President, Acciones y
Valores Banames from July
2011-January 2016.

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
Andres Bello No. 45 – 22 Floor
Col. Chapultepec Polanco
Del. Miguel Hidalgo
Mexico, CDMX (D.F.), C.P. 11560

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent and Registrar,
Fund Administrator
and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Richard Abraham
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman
Maria Eugenia Pichardo

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
8/1/16 to 8/31/16	25,819	$10.97	0	0
9/1/16 to 9/30/16	11,110	$10.36	0	0
10/1/16 to 10/31/16	37,859	$10.65	0	0
11/1/16 to 11/30/16	5,153	$10.18	0	0
12/1/16 to 12/31/16	3,000	$9.54	0	0
1/1/17 to 1/31/17	0	$0.00	0	0
Total	82,941(1)	$10.64	0	0
  (1) 82,941 common shares were purchased pursuant to the Fund’s Stock Repurchase Program.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)*    /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date   April 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date   April 7, 2017

By (Signature and Title)*    /s/ Arnulfo Rodriguez
Arnulfo Rodriguez, Chief Financial Officer

Date   April 7, 2017

* Print the name and title of each signing officer under his or her signature.